EXECUTION

Exhibit 10.104

AMENDMENT NUMBER ONE

to the

AMENDED AND RESTATED Loan And Security AGREEMENT

Dated as of September 15, 2016,

between

PENNYMAC CORP.,

PENNYMAC HOLDINGS, LLC,

and

CITIBANK, N.A.

This AMENDMENT NUMBER ONE (this “Amendment Number One”) is made this 20th day of October 2016, between among PENNYMAC CORP., a Delaware corporation, (“PMAC” or a “Borrower”), PENNYMAC HOLDINGS, LLC (“Holdings” or a “Borrower”; together with PMAC, the “Borrowers”) and CITIBANK, N.A. (“Lender”), to the Amended and Restated Loan and Security Agreement, dated as of September 15, 2016, among Borrowers and Lender, as such agreement may be amended from time to time (the “Agreement”).  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Borrowers and Lender have agreed to make certain modifications to the Agreement, as more specifically set forth herein; and

WHEREAS, as of the date hereof, each Borrower represents to Lender that such Borrower is in full compliance with all of the terms and conditions of the Agreement and each other Facility Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Facility Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

Section 1.Amendments.  Effective as of October 20, 2016 (the "Amendment Effective Date"), the Agreement is hereby amended as follows:

(a)Section 2.10 of the Agreement is hereby amended by adding the following language at the end of such section:

In connection with the extension of the Loan Repayment Date from October 20, 2016 to December 2, 2016, Borrowers agree to pay to Lender an additional commitment fee for the period beginning on October 20, 2016  through December 2, 2016, equal to the 2016 4Q Extension Fee, such payment to be made in Dollars, in immediately available funds, without deduction, set off or counterclaim, to Lender on or prior to October 20, 2016.  Lender may, in its sole discretion, net all or any portion of the 2016 4Q Extension Fee then due and payable from the proceeds of any Loan made to Borrowers.  The 2016 4Q Extension Fee is and shall be deemed to be fully earned and non-refundable as of October 20, 2016.”

(b)Section 1.1 of Schedule I of the Agreement is hereby amended by deleting the definition of  “Loan Repayment Date” in its entirety and replacing it with the following:

“Loan Repayment Date” means, the earlier to occur of (i) December 2, 2016, or (ii) such earlier date as may be notified by Lender in accordance with Section 8.02(a).

(c)Section 1.1 of Schedule I of the Agreement is hereby amended by adding the following definition in the appropriate alphabetical order to read as follows:

“2016 4Q Extension Fee” shall have the meaning assigned to it in the Pricing Side Letter.

101666318\V-2

EXECUTION

Exhibit 10.104

Section 2.Fees and Expenses.  Borrowers agree to pay to Lender all reasonable out of pocket costs and expenses incurred by Lender in connection with this Amendment Number One (including all reasonable fees and out of pocket costs and expenses of the Lender’s legal counsel) in accordance with Section 3.03 of the Agreement.

Section 3.Representations.  Each Borrower hereby represents to Lender that as of the date hereof, such Borrower is in full compliance with all of the terms and conditions of the Agreement and each other Facility Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Facility Document.

Section 4.Binding Effect; Governing Law.  This Amendment Number One shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  THIS AMENDMENT NUMBER ONE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 5.Counterparts.  This Amendment Number One may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.  The parties agree that this Amendment Number One, any documents to be delivered pursuant to this Amendment Number One and any notices hereunder may be transmitted between them by email and/or by facsimile.  The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties.

Section 6.Limited Effect.  Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.  Reference to this Amendment Number One need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

[Signature Page Follows]

101666318\V-2

EXECUTION

Exhibit 10.104

IN WITNESS WHEREOF, Borrowers and Lender have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

PENNYMAC CORP., as a Borrower

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer

PENNYMAC HOLDINGS, LLC
as a Borrower

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer

CITIBANK, N.A., as Lender

By:	/s/ Susan Mills
Name:	Susan Mills
Title:	Vice President
Citibank, N.A.

ACKNOWLEDGED AND AGREED

PENNYMAC MORTGAGE INVESTMENT TRUST

as Guarantor

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer

(Amendment No. 1 to A&R LSA PennyMac/Citi - October 2016)

101666318\V-2